Exhibit 10.2

                             DRESSER-RAND GROUP INC.
                   GRANT NOTICE FOR 2008 STOCK INCENTIVE PLAN
                           NONQUALIFIED STOCK OPTIONS

FOR GOOD AND VALUABLE CONSIDERATION, Dresser-Rand Group Inc. (the "Company"), hereby grants to Participant named below the nonqualified stock option (the "Option") to purchase any part or all of the number of shares of its common stock (the "Common Stock"), that are covered by this Option, as specified below, at the Exercise Price per share specified below and upon the terms and subject to the conditions set forth in this Grant Notice, the Dresser-Rand Group Inc. 2008 Stock Incentive Plan (the "Plan") and the Standard Terms and Conditions (the "Standard Terms and Conditions") promulgated under such Plan, each as amended from time to time. This Option is granted pursuant to the Plan and is subject to and qualified in its entirety by the Standard Terms and Conditions. The Standard Terms and Conditions may be accessed through Participant's personal Smith-Barney Benefit Access account in the Plan Documents section.

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Name of Participant:
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Social Security Number:
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Grant Date:
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Number of Shares of Common Stock covered by
Option:
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Exercise Price Per Share:                      $
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Expiration Date:
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Vesting Schedule:
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This Option is not intended to qualify as an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended. By accepting this Grant Notice, Participant acknowledges that he or she has received and read, and agrees that this Option shall be subject to, the terms of this Grant Notice, the Plan and the Standard Terms and Conditions.

DRESSER-RAND GROUP INC.
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                                                    Participant Signature
By
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Title:                                    Address (please print):
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                             DRESSER-RAND GROUP INC.
                        STANDARD TERMS AND CONDITIONS FOR
                       EMPLOYEE NONQUALIFIED STOCK OPTIONS

These Standard Terms and Conditions apply to any Options granted under the Dresser-Rand Group Inc. 2008 Stock Incentive Plan (the "Plan"), which are identified as nonqualified stock options and are evidenced by a Grant Notice or an action of the Committee that specifically refers to these Standard Terms and Conditions.

1.    TERMS OF OPTION

      Dresser-Rand Group Inc. (the "Company"), has granted to the Participant named in the Grant Notice provided to said Participant herewith (the "Grant Notice") a nonqualified stock option (the "Option") to purchase up to the number of shares of the Company's common stock (the "Common Stock"), set forth in the Grant Notice, at the purchase price per share and upon the other terms and subject to the conditions set forth in the Grant Notice, these Standard Terms and Conditions (as amended from time to time), and the Plan. For purposes of these Standard Terms and Conditions and the Grant Notice, any reference to the Company shall include a reference to any Subsidiary.

2.    NON-QUALIFIED STOCK OPTION

      The Option is not intended to be an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and will be interpreted accordingly.

3.    EXERCISE OF OPTION

      The Option shall not be exercisable as of the Grant Date set forth in the Grant Notice. After the Grant Date, to the extent not previously exercised, and subject to termination or acceleration as provided in these Standard Terms and Conditions and the Plan, the Option shall be exercisable to the extent it becomes vested, as described in the Grant Notice, to purchase up to that number of shares of Common Stock as set forth in the Grant Notice provided that (except as set forth in Section 4.A below) Participant remains employed with the Company and does not experience a termination of employment. The vesting period and/or exercisability of an Option may be adjusted by the Committee to reflect the decreased level of employment during any period in which the Participant is on an approved leave of absence or is employed on a less than full time basis, provided that the Committee may take into consideration any accounting consequences to the Company.

      To exercise the Option (or any part thereof), Participant shall deliver to the Company a "Notice of Exercise" on a form specified by the Committee, specifying the number of whole shares of Common Stock Participant wishes to purchase and how Participant's shares of Common Stock should be registered (in Participant's name only or in Participant's and Participant's spouse's names as community property or as joint tenants with right of survivorship).

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      The exercise price (the "Exercise Price") of the Option is set forth in the Grant Notice. The Company shall not be obligated to issue any shares of Common Stock until Participant shall have paid the total Exercise Price for that number of shares of Common Stock. The exercise price of may be paid in Common Stock, cash or a combination thereof, including an irrevocable commitment by a broker to pay over such amount from a sale of the Common Stock issuable under the Option, the delivery of previously owned Common Stock and withholding of Common Stock deliverable upon exercise.

      Fractional shares may not be exercised. Shares of Common Stock will be issued as soon as practical after exercise. Notwithstanding the above, the Company shall not be obligated to deliver any shares of Common Stock during any period when the Company determines that the exercisability of the Option or the delivery of shares hereunder would violate any federal, state or other applicable laws.

4.    EXPIRATION OF OPTION

      Except as provided in this Section 4, the Option shall expire and cease to be exercisable as of the Expiration Date set forth in the Grant Notice.

      A. If the Participant's employment terminates by reason of death or Disability, the Participant (or the Participant's estate, beneficiary or legal representative) may exercise the Option (regardless of whether then vested or exercisable) until the earlier of (1) the twelve-month anniversary of the date of such termination of employment and (2) the Expiration Date.

      B. If the Participant's employment terminates for any reason other than death, Disability or Cause, the Participant may exercise any Options that are vested and exercisable at the time of such termination of employment until the earlier of (A) the 90-day anniversary of the date of such termination of employment and (B) the Expiration Date. Any portion of the Option that is not vested and exercisable at the time of such a termination of employment shall be forfeited and canceled as of the date of termination of employment.

      C. If the Participant's employment is terminated for Cause, the entire Option, whether or not then vested and exercisable, shall be immediately forfeited and canceled as of the date of such termination of employment.

5.    CHANGE IN CONTROL

      Unless otherwise provided in an employment, severance or other agreement between the Company and the Participant, the Committee shall determine the effect of a Change in Control on the Options. Without limitation, the Committee may provide for the acceleration of vesting and exercisability of any unvested Options, for a cash payment based on the Change in Control Price in settlement of the Options, or for the assumption or substitution of Options by the Participant's employer (or the parent or an Affiliate of such employer) that engages the Participant immediately following the Change in Control.


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6.    RESTRICTIONS ON RESALES OF SHARES ACQUIRED PURSUANT TO OPTION EXERCISE

      The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Common Stock issued as a result of the exercise of the Option, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and other optionholders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

7.    INCOME TAXES

      The Company shall not deliver shares of Common Stock in respect of the exercise of any Option unless and until the Participant has made arrangements satisfactory to the Committee to satisfy applicable withholding tax obligations. Unless otherwise permitted by the Committee, withholding shall be effected by withholding Common Stock issuable in connection with the exercise of the Option. The Participant acknowledges that the Company shall have the right to deduct any taxes required to be withheld by law in connection with the exercise of the Options from any amounts payable by it to the Participant (including, without limitation, future cash wages).

8.    NON-TRANSFERABILITY OF OPTION

      The Participant may not assign or transfer the Option to anyone other than by will or the laws of descent and distribution and the Option shall be exercisable only by the Participant during his or her lifetime. The Company may cancel the Participant's Option if the Participant attempts to assign or transfer it in a manner inconsistent with this Section 8.

9.    THE PLAN AND OTHER AGREEMENTS

      In addition to these Terms and Conditions, the Option shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

      The Grant Notice, these Standard Terms and Conditions and the Plan constitute the entire understanding between the Participant and the Company regarding the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded.


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10.   LIMITATION OF INTEREST IN SHARES SUBJECT TO OPTION

      Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Common Stock allocated or reserved for the purpose of the Plan or subject to the Grant Notice or these Standard Terms and Conditions except as to such shares of Common Stock, if any, as shall have been issued to such person upon exercise of the Option or any part of it. Nothing in the Plan, in the Grant Notice, these Standard Terms and Conditions or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company's employ or service nor limit in any way the Company's right to terminate the Participant's employment at any time for any reason.

11.   GENERAL

      In the event that any provision of these Standard Terms and Conditions is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

      The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction or effect.

      These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

      These Standard Terms and Conditions shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflicts of law.

      All questions arising under the Plan or under these Standard Terms and Conditions shall be decided by the Committee in its total and absolute discretion.

12.   ELECTRONIC DELIVERY

      By executing the Grant Notice, the Participant hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Participant pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, the Options and the Common Stock via Company web site or other electronic delivery.


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